SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                              ---------------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      April 9, 1998


                          PERIPHERAL CONNECTIONS, INC.
               (Exact name of registrant as specified in charter)





     Nevada                           33-55254-39             87-0485315
(State or other jurisdiction        (Commission            (IRS Employer
of incorporation)                     File No.)            Identification No.)





176 John Street, Toronto, Ontario, CANADA                M5T 1X5
-------------------------------------------            ----------
  (Address of principal executive offices)             (Zip Code)




                                 (416) 593-0859
              (Registrant's telephone number, including area code)

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Item 1.           Changes in Control of Registrant.

         (a) On April 9, 1998, Peripheral Connections, Inc. (the "Registrant"), beneficially acquired all of the stock of Netking Limited, an English private limited company ("Netking") from Tomas George Wilmot ("Seller"), who beneficially owned all of the stock of Netking. The title holders of Netking were Local Protectors Limited and SNH Cooper, who held the shares as nominees for Seller. The purchase price paid for the purchased stock was 10,000,000 newly issued shares of the common stock of the Registrant, which is approximately 68.5% of all of the outstanding stock of the Registrant after such issuance. Tomas George Wilmot, individually, is the title holder of all of the 10,000,000 newly issued shares of the Registrant. There are no arrangements or understandings among members of both the former and new control person or their associates with respect to election of directors or other matters.

     As of April 20, 1998, Melvyn Moscoe resigned as Secretary, Treasurer and as a Director of the Registrant. Tomas George Wilmot replaced Mr. Moscoe as a director of Registrant. In addition, Mr. Wilmot was elected President and Milton Klyman (formerly President since July 2, 1996) was elected Secretary and Treasurer. Mr. Klyman has been a director since July 2, 1996.

         (b) There are no arrangements which may result in a change in control of the Registrant.

Item 2.  Acquisition or Disposition of Assets.

         (a) On April 9, 1998, the Registrant beneficially acquired all of the stock of Netking from Seller, who beneficially owned all of the stock of
Netking. There are two shares of Netking outstanding. Because English law requires two shareholders, the Registrant holds title to one share of stock of Netking and Registrant and Tomas Wilmot, as nominee for Registrant, jointly hold title to the other share. Netking is the beneficial owner of Keymore Limited, an English private limited company ("Keymore"). Keymore owns intellectual property pertaining to all aspects of the Skynet 2000 in-vehicle system. The Skynet 2000 system uses communications and security technology coupled with proprietary software that provides in-vehicle protection, security and information services using mobile cellular telecommunications. The Skynet 2000 system provides 24 hour monitoring of vehicle security, personal distress alarm, and impact alarm sensor and information services, as well as normal cellular telephone capability. The purchase price paid for the purchased stock was 10,000,000 shares of newly issued common stock of the Registrant, which is approximately 68.5% of all of the outstanding stock of the Registrant after such issuance. The consideration was determined by arm's length negotiations between the Registrant and Seller. Prior to the acquisition, there was no material relationship between the Seller and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

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         (b) A portion  of the  business  of Keymore  and  Netking  acquired  by
Registrant constitutes equipment and other physical property previously used in the business of the Seller. The Registrant intends to continue to use such equipment and physical property for the same purposes.

Item 5.  Other Events.

         A copy of the Registrant's press release, issued April 15, 1998, is attached hereto.

Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements of Business Acquired. The Registrant elects to file the financial statements required by Item 7(a) by amendment to this Form 8-K, which amendment will be filed not later than June 8, 1998.

         (b) Pro-Forma Financial Information. The Registrant elects to file the pro-forma financial information required by Item 7(b) by amendment to this Form 8-K, which amendment will be filed not later than June 8, 1998.

         (c) Exhibits. Exhibits required by Item 601 of Regulation S-B.

                  Exhibit No.               Exhibit

                  2.1              Press release issued April 15, 1998.

Item 9.           Sales of Equity Securities Pursuant to Regulation S.

         On April 9, 1998, the Registrant transferred 10,000,000 newly issued shares of common stock to the Seller, an off-shore investor, pursuant to Regulation S in consideration for all of the stock of Netking. The transaction was effected directly by the Registrant with the off-shore investor. The Registrant has claimed an exemption from registration under Regulation S promulgated under the Securities Act of 1933 in connection with the issuance of the 10,000,000 shares of common stock. The Registrant meets the qualifications required for an exemption under Rule 903 of Regulation S. The issuance of the shares of common stock was made in conformance with the requirements of Regulation S as follows: a Stock Purchase and Sale Agreement was signed by the off-shore investor which agreement (i) includes a number of representations and warranties by the investor as to its status as a non-U.S. person, (ii) contains a restrictive legend stating that the shares of common stock cannot be resold except in accordance with Regulation S, and (iii) contains representations, warranties and covenants from the investor with respect to the investor's current and future compliance with the requirements of Regulation S.


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         In addition, in connection with the purchase of Netking, the Registrant agreed to pay to Morton Glickman, an off-shore investor, a finder's fee of 750,000 shares of the Registrant. Mr. Glickman directed the Registrant to issue the 750,000 shares to Jayhead Investments, Limited, a Canadian corporation owned solely by Mr. Glickman. Such shares were issued pursuant to Regulation S; however, the Registrant has agreed and intends to register such shares on Form S-8. The transaction was effected directly by the Registrant with the off-shore investor. The Registrant has claimed an exemption from registration under Regulation S promulgated under the Securities Act of 1933 in connection with the issuance of the 750,000 shares of common stock. The Registrant meets the qualifications required for an exemption under Rule 903 of Regulation S. The issuance of the shares of common stock was made in conformance with the requirements of Regulation S as follows: a certificate was signed by the off-shore investor which (i) includes a number of representations and warranties by the investor as to the investor's status as a non-U.S. person, (ii) contains a restrictive legend stating that the shares of common stock cannot be resold except in accordance with Regulation S, and (iii) contains representations, warranties and covenants from the investor with respect to the investor's current and future compliance with the requirements of Regulation S.


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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


         SIGNATURE

                                       PERIPHERAL CONNECTIONS, INC.


                                       By: /s/ Tomas George Wilmot
                                          Tomas George Wilmot
                                          President

DATE:  April 20, 1998


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                                  EXHIBIT INDEX

Exhibit                         Document                              Page No.

 2.1           Press release issued April 15, 1998.                         6








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                                                                   Exhibit 2.1

                           Peripheral Connections Inc.
                              TELEMATIX SPECIALISTS


                                  PRESS RELEASE

FOR IMMEDIATE RELEASE

                           Peripheral Connections Inc.
                          Acquires UK Telematix Company

The Board of Directors of PERIPHERAL CONNECTIONS INC. (OTCBB:PEPC) are pleased to announce the completion of its acquisition of NETKING LIMITED, a London, England-based telematix company whose wholly owned "Keymore Ltd" subsidiary manufactures and distributes SKYNET 2000, an automobile in-vehicle remote monitoring/anti-theft tracking control system.

SKYNET 2000 uses advanced communications and security technologies coupled with proprietary software to seamlessly integrate into a single product. The product provides automobiles with a very high degree of protection, security and information.

Incorporating a GSM cellular car telephone, the SKYNET 2000 system provides normal cellular telephone capability, together with a remote product status monitoring facility and Global Positioning System unit both of which are linked to the vehicle's anti-theft system.

SKYNET 2000 is further capable of providing an integrated voice and data link between a customer's vehicle and 24 hour per day monitoring giving total vehicle security. Additionally, the unit doubles as a personal distress alarm and impact sensor, which in an emergency, provides information to the necessary rescue services.

According to market statistics, there are an estimated 22 million cars and trucks on the road in the UK alone. UK Home Office and Scottish Office Statistics 1995 stated that a total of 549,018 cars were stolen in the UK of which 241,568 were never recovered.

This is a very serious problem for insurers and as a result insurance companies in the UK are offering up to 25% discounts to customers with SKYNET 2000 fitted to their vehicles.

The acquisition of the NETKING GROUP LIMITED, with its proprietary and unique anti-theft tracking and control system, will permit Peripheral Connections Inc., to become a major participant in the growth potential of the global telematix market.

Enquiries:

TOM WILMOT
Phone:  00 44 (0) 171 490 7900           Fax:    00 44 (0) 171 490 7901

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